UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2005

MARRIOTT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13881	52-2055918
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

10400 Fernwood Road, Bethesda, Maryland 20817

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (301) 380-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

On March 14, 2005 Marriott International, Inc. (“Marriott”) issued a press release announcing agreement to form a joint venture with Whitbread PLC (“Whitbread”) to acquire Whitbread’s owned portfolio of franchised Marriott and Renaissance hotels and for Marriott to take over management of the hotels upon transfer of the hotels to the new joint venture.

A copy of Marriott’s press release is attached as Exhibit 99 and incorporated by reference.

ITEM 9.01. Financial Statements and Exhibits.

(c) Exhibits. The following exhibit is furnished with this report:

Exhibit 99 - Press release issued on March 14, 2005.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT INTERNATIONAL, INC.

Date: March 14, 2005	By:	/s/ Ward R. Cooper
Ward R. Cooper
Assistant General Counsel and Assistant Secretary

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EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99	Press release dated March 14, 2005, announcing agreement to form a joint venture with Whitbread PLC (“Whitbread”) to acquire Whitbread’s owned portfolio of franchised Marriott and Renaissance hotels and for Marriott to take over management of the hotels upon transfer of the hotels to the new joint venture.

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